SCHWAB CAPITAL TRUST

Schwab Large-Cap Growth Fund™

Schwab Core Equity Fund™

Schwab® International Core Equity Fund

Schwab Dividend Equity Fund™

Schwab Small-Cap Equity Fund™

Schwab Hedged Equity Fund™

Schwab Health Care Fund™

Schwab MarketTrack All Equity Portfolio™

Schwab MarketTrack Growth Portfolio™

Schwab MarketTrack Balanced Portfolio™

Schwab MarketTrack Conservative Portfolio™

Schwab Balanced Fund™

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab® Monthly Income Fund — Moderate Payout

Schwab® Monthly Income Fund — Enhanced Payout

Schwab® Monthly Income Fund — Maximum Payout

SCHWAB INVESTMENTS

Schwab® Global Real Estate Fund

Schwab® Tax-Free Bond Fund

Schwab® California Tax-Free Bond Fund

LAUDUS TRUST

Laudus® U.S. Large Cap Growth Fund

(each a Fund and collectively, the Funds)

Supplement dated December 14, 2018, to all currently effective Summary Prospectuses and

Statutory Prospectuses for each of the aforementioned Funds

This supplement provides new and additional information beyond that contained in the

Summary Prospectuses and Statutory Prospectuses and should be read in conjunction with the

Summary Prospectuses and Statutory Prospectuses.

Effective January 16, 2019, the minimum initial investment required to invest in each Fund will be eliminated. All references to minimum initial investment will be deleted from the Summary Prospectuses and Statutory Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG104944-00 (12/18)

00220014